Fees Summary	Jul. 17, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 70,135,463.34
Previously Paid Amount	0.00
Total Fee Amount	9,685.71
Total Offset Amount	0.00
Net Fee	$ 9,685.71